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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8 - K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) FEBRUARY 3, 1998


                               GALILEO CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                                                              04-2526583
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                                                         0-11309
                                                        (Commission File Number)

GALILEO PARK, P.O. BOX 550, STURBRIDGE, MASSACHUSETTS                      01566
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code                 (508) 347-9191



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          (Former name or former address, if changed since last report)




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Item 5.     OTHER INFORMATION

            On February 4, 1998, the Registrant acquired all of the outstanding shares of Les Entreprises Galenica, Inc. ("Galenica") for approximately US$3.2 million in cash. Galenica, a privately held company based near Montreal, Canada, manufactures and markets a broad line of disposable, single-use vaginal specula. Galenica's revenues for 1997 were in excess of US$3.0 million.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

            a)          Financial Statements of Business Acquired

                        Not applicable.

            b)          Pro Forma Financial Information

                        Not applicable.

            c)          Exhibits

                        99.1    Press Release dated February 4, 1998.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GALILEO CORPORATION


Date:  February 6, 1998               By: /S/ JOSEF W. ROKUS
                                         -------------------------------------
                                         Josef W. Rokus
                                         Vice President, Corporate Development
                                         and Secretary







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                                  EXHIBIT INDEX


      EXHIBIT NO.
      -----------


         99.1    Press Release dated February 4, 1998.











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